______________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2003
                                                         ----------------

                         FIRST WASHINGTON FINANCIALCORP
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                      000-32949                  52-2150671
       ----------                      ---------                  ----------
 (State or other jurisdiction         (Commission               (IRS Employer
  of incorporation)                   File Number)            Identification No

 US Route 130 & Main Street
 Windsor, New Jersey                                               08561
 -------------------                                               -----
 (Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------

______________________________________________________________________________




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Item 5.  Other events.
         ------------

         The Registrant issued a press release on January 27, 2003 announcing the Registrant's results for year ended December 31, 2002.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.         Description
         -----------         -----------

         99 Press Release dated January 27, 2003 announcing the Registrant's results for the year ended December 31, 2002.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST WASHINGTON FINANCIALCORP.
                                      -------------------------------
                                      (Registrant)


Dated:   January 27, 2003             By: /s/ C. HERBERT SCHNEIDER
                                         -------------------------
                                      C. HERBERT SCHNEIDER
                                      President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated January 27, 2003                 4-5
                  announcing the Registrant's results
                  for the year ended December 31, 2002.